Exhibit 10.5

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT, (this “Security Agreement”) dated [●], by and between Fathom Holdings Inc., a North Carolina corporation, with headquarters located at 2000 Regency Parkway Drive, Suite 300, Cary, NC 27518 (the “Company”), E4:9 Holdings LLC, a Delaware limited liability company (“E4:9”), IntelliAgent, LLC, a Texas limited liability company (“IntelliAgent”), Fathom Realty Holdings LLC, a Texas limited liability company (“FRH”), and Verus Holdings Inc., a North Carolina corporation (“Verus” and together with E4:9, IntelliAgent and FRH, each a “Subsidiary Debtor” and collectively the “Subsidiary Debtors”; the Subsidiary Debtors and the Company, each a “Debtor” and collectively, the “Debtors”), and the investors set forth on Schedule A hereof (collectively, the “Secured Party”). Capitalized terms used herein and not otherwise defined have the meanings given to them in the Purchase Agreement (as defined below).

Each Debtor hereby agrees in favor of Secured Party as follows:

1.         In consideration for loans made or to be made to Company evidenced by the Senior Secured Convertible Promissory Notes of Company in the initial principal amounts set forth on Schedule A hereto, payable to the order of Secured Party (such Senior Secured Convertible Promissory Notes, as amended, modified, supplemented, replaced or substituted from time to time, being herein referred to as the “Notes”), each Debtor hereby grants to Secured Party a continuing security interest in, lien upon and a right of setoff against, and each Debtor hereby assigns to Secured Party, all of such Debtor’s right, title and interest in and to the Collateral described in Section 2, to secure the full and prompt payment, performance and observance of all present and future indebtedness, obligations, liabilities and agreements of any kind of the Debtors to Secured Party arising under or in connection with the Notes, the Subsidiary Guarantee, and the other Documents, which are existing now or hereafter (all of the foregoing being herein referred to as the “Obligations”).

2.         The Collateral is described on Schedule B annexed hereto as part hereof and on any separate schedule(s) identified as Collateral at any time or from time to time furnished by the Debtors to Secured Party (all of which are hereby deemed part of this Security Agreement) and includes claims of the Debtors against third parties for loss or damage to or destruction of any Collateral.

3.         Each Debtor hereby warrants, represents, covenants and agrees (as of the date hereof and so long as any Obligation remains outstanding) that: (a) the chief executive office of each Debtor, the books and records relating to the Collateral (except for such records as are in the possession or control of Secured Party) and the Collateral are located at 2000 Regency Parkway Drive, Suite 300, Cary, NC 27518, and no Debtor will change any of the same, change its name or conduct its business under any trade, assumed or fictitious name without providing at least ten (10) days’ prior written notice of same to Secured Party (and in the case of the location of Collateral, will from time to time notify Secured Party of the locations thereof), or merge or consolidate with any person without prior written notice to and consent of Secured Party; (b) the Collateral is and will be used in the business of the Debtors; (c) the Collateral is now, and at all times will be, owned by the applicable Debtor free and clear of all liens, security interests, claims and encumbrances, except for Permitted Liens; (d) no Debtor will abandon or assign, sell, lease, transfer or otherwise dispose of, other than in the ordinary course of such Debtor’s business or as permitted by that certain Securities Purchase Agreement dated April 13, 2023, by and between the Company and the purchasers defined therein (the “Purchase Agreement”), nor will any Debtor suffer or permit any of the same to occur with respect to, any Collateral, without prior written notice to and consent of a designated representative of the Secured Party; (e) each Debtor will make payment or will provide for the payment, when due, of all taxes, assessments or contributions or other public or private charges which have been or may be levied or assessed against such Debtor, with respect to the Collateral or with respect to any wages or salaries paid by such Debtor (except for any taxes, assessments, contributions or charges being contested in good faith and as to which adequate reserves have been made), and will deliver to Secured Party, on demand, certificates or other evidence satisfactory to Secured Party attesting thereto; (f) each Debtor will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity in all material respects with all applicable laws, ordinances and regulations; (g) each Debtor will, at such Debtor’s sole cost and expense, keep the Collateral in good order, repair, running condition and in substantially the same condition as on the date hereof, reasonable wear and tear excepted, and such Debtor will not, without the prior written consent of Secured Party, alter or remove any identifying symbol or number upon any of the Collateral; (h) Secured Party shall at all times have reasonable access to and right of inspection of any Collateral, upon reasonable prior notice and during regular business hours) and any papers, instruments and records pertaining thereto (and the right to make extracts from and to receive from each Debtor originals or true copies of such records, papers and instruments upon request therefor) and each Debtor hereby grants to Secured Party a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations; (i) the Collateral is now and shall remain personal or intangible property, and no Debtor will permit any other types of Collateral to become a fixture without prior written notice to and consent of Secured Party (which consent will not be unreasonably withheld, conditioned or delayed) and without first making all arrangements, and delivering, or causing to be delivered, to Secured Party all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and reasonably satisfactory to Secured Party to preserve and protect the primary security interest granted herein against all persons; (j) each Debtor will, at its sole cost and expense, perform all acts and execute all documents reasonably requested by Secured Party from time to time to evidence, perfect, maintain or enforce Secured Party’s security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement; (k) at any time and from time to time, each Debtor shall, at its sole cost and expense, execute and deliver, or cause to be executed and delivered, to Secured Party such financing statements pursuant to the Uniform Commercial Code (“UCC”), applications for certificate of title and other papers, documents or instruments as may reasonably be requested by Secured Party in connection with this Security Agreement, and to the extent permitted by applicable law, each Debtor hereby authorizes Secured Party to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by Secured Party, and each Debtor agrees to pay (or cause to be paid) any recording tax or similar tax arising in connection with the filing of any such financing statement and further agrees to pay any additional recording or similar tax which is incurred in connection therewith; (l) each Debtor assumes all responsibility and liability arising from the Collateral; (m) in their discretion, Secured Party may, at any time and from time to time, upon the occurrence and during the continuance of a Default (as hereinafter defined), demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Obligations and/or the Collateral, or any obligor, maker, endorser, acceptor, surety or guarantor of, or any Party to, any of the Obligations or the Collateral, all without notice to or consent by any Debtor and without otherwise discharging or affecting the Obligations or the Collateral; (n) in their discretion, Secured Party may, at any time and from time to time, for the account of any Debtor, pay any amount or do any act required of such Debtor hereunder that such Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to the Debtors payable on demand together with interest at the highest rate then payable on any of the Obligations; (o) each Debtor will promptly pay Secured Party for any and all reasonable and documented out-of-pocket sums, costs, and expenses which Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in perfecting, defending, protecting or enforcing this Security Agreement or the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including, but not limited to, all search, filing and recording fees, taxes, fees and expenses for the service and filing of papers, premium on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers, court costs, collection charges, travel expenses, and reasonable attorneys’ fees, all of which together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand; and (p) upon the occurrence and during the continuance of a Default, at Secured Party’s option and following written notice to the Company, any proceeds of the Collateral received by any Debtor shall not be commingled with other property of the Debtors, but shall be segregated, held by such Debtor in trust for Secured Party, and promptly delivered to Secured Party in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured Party as additional Collateral hereunder or, at Secured Party’ option, to be applied to payment of the Obligations, whether or not due and in any order. Whenever any act is referred to herein as being taken by the Secured Party, it shall include any act taken by any Agent appointed by the Secured Party pursuant to Section 6 hereof.

4.         The term “Default” as used in this Security Agreement shall mean any Event of Default, as such term is defined in the Notes.

5.        Upon the occurrence and during the continuance of any Default, Secured Party may, without notice to (except as herein set forth) or demand upon any Debtor, declare any Obligations immediately due and payable, and Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a Secured Party under the UCC or of Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently:

(a)       Secured Party may, at any time and from time to time, with or without judicial process or the aid and assistance of others, (i) enter upon any premises in which any Collateral may be located and, without resistance or interference by any Debtor, take possession of the Collateral, (ii) dispose of any part or all of the Collateral on any such premises, (iii) require any Debtor to assemble and make available to Secured Party at the expense of the Debtors any part or all of the Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties, (iv) remove any part or all of the Collateral from any such premises for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Party may use any Debtor’s license plates), and (v) sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any part or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as Secured Party deems best, all without demand, notice or advertisement whatsoever, except that where an applicable statute requires reasonable notice of sale or other disposition, each Debtor hereby agrees that the sending of ten days’ notice by overnight mail, postage prepaid, to the Debtors in accordance with Section 14 of this Security Agreement shall be deemed reasonable notice thereof. If any Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same, and in such event Secured Party may resell or otherwise dispose of such Collateral. Secured Party may buy any part or all of the Collateral at any public sale and, if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, Secured Party may buy such Collateral at private sale and in each case may make payment therefor by any means, whether by credit against the Obligations or otherwise. Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable and documented expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable and documented external attorneys’ fees and all legal, travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations, proceed against the Collateral or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the Obligations, the Collateral or this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and each Debtor shall remain liable and will pay Secured Party on demand for any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to the Debtors, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party.

(b)       Secured Party may, at any time and from time to time, as appropriate, after the occurrence and during the continuance of a Default set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of Secured Party or their agents, without notice to any Debtor and in such manner as Secured Party may in their discretion determine.

6.         Secured Party may designate and appoint a collateral agent (“Agent”), as attorney-in-fact of the Debtors, irrevocably and with power of substitution, with authority to: endorse the name of any Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of Collateral that may come into Secured Party’s possession; sign the name of any Debtor on any invoices, documents, assignments; execute proofs of claim and loss; execute endorsements, assignments or other instruments of conveyance or transfer; adjust and compromise any claims under insurance policies or otherwise; execute releases; and do all other acts and things necessary or advisable in the sole discretion of Secured Party to carry out and enforce this Security Agreement or the Obligations. Neither Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission done in good faith, for any error of judgment or for any mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any Obligations shall remain unpaid.

7.         With respect to the enforcement of Secured Party’s rights under this Security Agreement, each Debtor hereby releases Secured Party and Agent from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the Collateral and its use and/or any actions taken or omitted to be taken by Secured Party or Agent in good faith with respect thereto, and each Debtor hereby agrees to hold Secured Party and Agent harmless from and with respect to any and all such claims, causes of action and demands; provided that no Debtor shall have any obligation to Secured Party and Agent with respect to any claims, causes of action or demands directly resulting from any violation of law or this Security Agreement, bad faith, fraud, gross negligence or willful misconduct of Secured Party or Agent, as determined by a court of competent jurisdiction by a final and nonappealable judgment.

8.         Secured Party’s prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations nor shall any demand, suit or proceeding for payment or collection of the Obligations constitute a condition of any recourse by Secured Party to the Collateral. Any suit or proceeding by Secured Party to recover any of the Obligations shall not be deemed a waiver of, or bar against, subsequent proceedings by Secured Party with respect to any other Obligations and/or with respect to the Collateral. No act, omission or delay by Secured Party shall constitute a waiver of their rights and remedies hereunder or otherwise. No single or partial waiver by Secured Party of any covenant, warranty, representation, Default or right or remedy which they may have shall operate as a waiver of any other covenant, warranty, representation, Default, right or remedy or of the same covenant, warranty, representation, Default, right or remedy on a future occasion. Each Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein).

9.         Each Debtor hereby agrees to pay, on demand, all reasonable and documented out-of-pocket expenses incurred by Secured Party in connection with the enforcement of the Notes, this Security Agreement, and the Obligations and in connection with any amendment, including, without limitation, the reasonable fees and disbursements of counsel to Secured Party.

10.       In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations, the Collateral or the Notes, each Debtor hereby waives the right to a trial by jury and all rights of setoff. Each Debtor hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to the Company in accordance with Section 14 of this Security Agreement. In the alternative, Secured Party may in their discretion effect service upon the Debtors in any other form or manner permitted by law.

11.       Upon the payment in full of the Notes and satisfaction of all Obligations in accordance with the Notes, the security interest granted hereby in the Collateral shall terminate and all rights to the Collateral under this Security Agreement shall revert to the applicable Debtor. Upon any such termination, each Debtor shall have the right to file UCC–3 financing statement releases or other documents of release reasonably required to reflect the termination of the security interest contemplated hereby.

12.       Secured Party may assign their rights and obligation hereunder to any Affiliate of Secured Party, provided that such Affiliate assumes all of the liabilities or obligations of Secured Party hereunder. For purposes of this section, “Affiliate” of any person means any other person or entity which, directly or indirectly, controls or is controlled by that person, or is under common control with that person or entity. “Control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

13.       All terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered, waived, released, terminated or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. The execution and delivery of this Security Agreement has been authorized by any necessary vote or consent of each Debtor. This Security Agreement and all Obligations shall be binding upon the successors and assigns of each Debtor and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, their executors, administrators, successors, permitted endorsees and permitted assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York applicable to contracts executed and to be performed in such state. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Party is authorized to annex hereto any schedules referred to herein. Each Debtor acknowledges receipt of a copy of this Security Agreement.

14.         All notices and other communications under this Security Agreement shall be in writing and shall be deemed given when delivered personally, by e-mail, by overnight mail or delivery service or mailed by certified mail, return receipt requested, if to the Company or the Secured Party, to the Company as set forth in the Notes and if to the Secured Party, as set forth in the Notes.

15.         The obligations of the Debtors hereunder shall be joint and several.

16.        This Security Agreement amends and restates in its entirety that certain Security Agreement dated April 13, 2023 by and between Company and Secured Party (as amended, the “Original Security Agreement”). This Security Agreement shall not effect a novation of the obligations of the parties under the Original Security Agreement, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations. All references in the Notes and the Purchase Agreement to the Security Agreement shall refer to the Original Security Agreement as amended and restated by this Security Agreement.

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SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed or caused this security agreement to be executed on the date first above set forth.

DEBTORS:

FATHOM HOLDINGS INC.

By:
Name:
Title:

E4:9 HOLDINGS LLC

By:
Name:
Title:

INTELLIAGENT, LLC

By:
Name:
Title:

FATHOM REALTY HOLDINGS LLC

By:
Name:
Title:

VERUS HOLDINGS INC.

By:
Name:
Title:

Secured Party:

[●]

By:
Name:
Title:

SCHEDULE A

Investor/Secured Party	Principal Amount
[●]	$[●]

SCHEDULE B

As used in this Security Agreement, the term “Collateral” means, collectively, wherever located, whether now owned or hereafter acquired or now existing or hereafter acquired or created, all right, title and interest of each Debtor in and to all of its assets, including, without limitation: (i) accounts, chattel paper, deposit accounts, documents, general intangibles (including, but not limited to intellectual property, payment intangibles, software, licenses, franchises and customer information), goods (including, but not limited to equipment, fixtures and inventory), instruments, investment property, letter-of-credit rights, money, other personal property, software, and any commercial tort claims; (ii) to the extent not referred to in clause (i) of this sentence, all (A) supporting obligations and incidental property rights incident to, arising or accruing pursuant to or otherwise relating to any of the things referred to in clause (i) of this sentence, whether arising or accruing from any action taken by such Debtor, the Secured Party or any Agent or otherwise, (B) proceeds of any of the items referred to in clauses (i) and (ii)(A) of this sentence and (C) books and records relating to any of the items referred to in clauses (i) and (ii)(A) and (B) of this sentence.